Exhibit 10 (a)

SECOND AMENDMENT

THIS SECOND AMENDMENT dated as of August 18, 2005 (the “Amendment”) is entered into among Tenet Healthcare Corporation, a Nevada corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2004 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.

(a)           The definition of “Termination Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Termination Date” means June 30, 2008.

(b)           The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

“Second Amendment Effective Date” means August 18, 2005.

(c)           Section 2.01(e) of the Credit Agreement is hereby amended to read as follows:

(e)           Expiry Dates. No Letter of Credit shall have an expiry date later than the fifth Domestic Business Day before the Termination Date; provided, that the expiry date of any Letter of Credit may be extended at the Borrower’s request delivered pursuant to Section 2.01(f) so long as such extension has been approved by all of the Lenders; provided further, that the expiry date of any Letter of Credit issued after the Second Amendment Effective Date shall not occur more than twelve months after the date of issuance.

2.             Amendment to Financing Documents. Any reference to the Credit Agreement in any of the Financing Documents shall be a reference to the Credit Agreement, as amended, restated, modified, supplemented and extended from time to time.

3.             Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)           Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent; and

(b)           Receipt by the Administrative Agent (i) for the account of the Lenders of an amendment fee equal to eight basis points (0.08%) on the aggregate Commitments and (ii) any other fees and expenses payable in connection with this Amendment.

4.             Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Borrower thereunder and of the Credit Parties under the other Financing Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Credit Party hereby represents and warrants as follows:

(i)            Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by each Credit Party and constitutes each Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

(c)           The Borrower and each other Credit Party, as applicable, represent and warrant to the Lenders that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement and of the Credit Parties in each other Security Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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2

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	TENET HEALTHCARE CORPORATION,
a Nevada corporation

	By:	/s/ ROBERT S. SHAPARD
	Name:	Robert S. Shapard
	Title:	CFO

SUBSIDIARY GUARANTORS:
AHM ACQUISITION CO., INC.
ALVARADO HOSPITAL MEDICAL CENTER, INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMERICAN MEDICAL (CENTRAL), INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (IRVINE MEDICAL CENTER), INC.
AMISUB (NORTH RIDGE HOSPITAL), INC.
AMISUB (SAINT JOSEPH HOSPITAL), INC.
AMISUB (SFH), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF CALIFORNIA, INC.
AMISUB OF NORTH CAROLINA, INC.
AMISUB OF SOUTH CAROLINA, INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CGH HOSPITAL, LTD.
COMMONWEALTH CONTINENTAL HEALTH CARE, INC.
COMMUNITY HOSPITAL OF LOS GATOS, INC.
CORAL GABLES HOSPITAL, INC.
CYPRESS FAIRBANKS MEDICAL CENTER, INC.
DELRAY MEDICAL CENTER, INC.
DOCTORS HOSPITAL OF MANTECA, INC.
DOCTORS MEDICAL CENTER OF MODESTO, INC.
EAST COOPER COMMUNITY HOSPITAL, INC.
FMC ACQUISITION, INC.
FMC HOSPITAL, LTD.
FMC MEDICAL, INC.

	By:	/s/ ROBERT S. SHAPARD
	Name:	Robert S. Shapard
	Title:	CFO

FOUNTAIN VALLEY REGIONAL HOSPITAL & MEDICAL CENTER
FRYE REGIONAL MEDICAL CENTER, INC.
GULF COAST COMMUNITY HOSPITAL, INC.
HILTON HEAD HEALTH SYSTEM, L.P.
HNMC, INC.
HNW GP, INC.
HNW LP, INC.
HOLLYWOOD MEDICAL CENTER, INC.
HOUSTON NORTHWEST MEDICAL CENTER, INC.
HOUSTON NORTHWEST PARTNERS, LTD.
JFK MEMORIAL HOSPITAL, INC.
LAKE POINTE GP, INC.
LAKE POINTE INVESTMENTS, INC.
LAKE POINTE PARTNERS, LTD.
LAKEWOOD REGIONAL MEDICAL CENTER, INC.
LIFEMARK HOSPITALS OF FLORIDA, INC.
LIFEMARK HOSPITALS OF LOUISIANA, INC.
LIFEMARK HOSPITALS, INC.
LOS ALAMITOS MEDICAL CENTER, INC.
MCF, INC.
MEDICAL CENTER OF GARDEN GROVE
MEODOWCREST HOSPITAL, LLC
NEW MEDICAL HORIZONS, II, LTD.
NME HEADQUARTERS, INC.
NORTH FULTON MEDICAL CENTER, INC.
NORTH MIAMI MEDICAL CENTER, LTD.
NORTH SHORE REGIONAL MEDICAL CENTER, LLC
ORNDA HOSPITAL CORPORATION
ORNDA INVESTMENTS, INC.
PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.
PLACENTIA-LINDA HOSPITAL, INC.
REPUBLIC HEALTH CORPORATION OF ROCKWALL COUNTY
RHC PARKWAY, INC.
SAN DIMAS COMMUNITY HOSPITAL
SAN RAMON REGIONAL MEDICAL CENTER, INC.
SIERRA VISTA HOSPITAL, INC.
TENET CALIFORNIA, INC.
TENET FINANCE CORP.
TENET FRISCO, LTD.
TENET GOOD SAMARITAN, INC.
TENET HEALTHCARE, LTD.

By:	/s/ ROBERT S. SHAPARD
Name:	Robert S. Shapard
Title:	CFO

TENET HEALTHCARE-FLORIDA, INC.
TENET HEALTHSYSTEM BARTLETT, INC.
TENET HEALTHSYSTEM BUCKS COUNTY, L.L.C.
TENET HEALTHSYSTEM CFMC, INC.
TENET HEALTHSYSTEM DI, INC.
TENET HEALTHSYSTEM GB, INC.
TENET HEALTHSYSTEM GRADUATE, L.L.C.
TENET HEALTHSYSTEM HAHNEMANN, L.L.C.
TENET HEALTHSYSTEM HEALTHCORP.
TENET HEALTHSYSTEM HOLDINGS, INC.
TENET HEALTHSYSTEM HOSPITALS, INC.
TENET HEALTHSYSTEM HOSPITALS DALLAS, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM MEMORIAL MEDICAL CENTER, INC.
TENET HEALTHSYSTEM NORRIS, INC.
TENET HEALTHSYSTEM NORTH SHORE, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET HEALTHSYSTEM ROXBOROUGH, LLC
TENET HEALTHSYSTEM SGH, INC.
TENET HEALTHSYSTEM SL, INC.
TENET HEALTHSYSTEM SPALDING, INC.
TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C.
TENET HEALTHSYSTEM DESERT, INC.
TENET HIALEAH HEALTHSYSTEM, INC.
TENET HOSPITALS, INC.
TENET HOSPITALS LIMITED
TENET SOUTH FULTON, INC.
TENET ST. MARY’S, INC.
TENETSUB TEXAS, INC.
TWIN CITIES COMMUNITY HOSPITAL, INC.
USC UNIVERSITY HOSPITAL, INC.
WEST BOCA MEDICAL CENTER, INC.

By:	/s/ ROBERT S. SHAPARD
Name:	Robert S. Shapard
Title:	CFO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ KEVIN WAGLEY
	Name:	Kevin Wagley
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as L/C Issuer and Lender

	By:	/s/ KEVIN WAGLEY
	Name:	Kevin Wagley
	Title:	Senior Vice President

CITICORP USA, INC.,
as Syndication Agent and Lender

	By:	/s/ SUZANNE CRYMES
	Name:	Suzanne Crymes
	Title:	Vice President

SUNTRUST BANK,
as Lender

	By:	/s/ W. BROOKS HUBBARD
	Name:	W. Brooks Hubbard
	Title:	Director

THE BANK OF NOVA SCOTIA,
as Lender

	By:	/s/ CAROLYN A. CALLOWAY
	Name:	C. A. Calloway
	Title:	Managing Director